Virtus NFJ Global Sustainability Fund,

a series of Virtus Strategy Trust

Supplement dated November 19, 2024, to the Summary Prospectus and the

Virtus Strategy Trust Statutory Prospectus and Statement of Additional Information (“SAI”),

each dated January 29, 2024, as supplemented

Important Notice to Investors

On November 19, 2024, the Board of Trustees of Virtus Strategy Trust voted to approve a Plan of Liquidation for Virtus NFJ Global Sustainability Fund (“the Fund”), pursuant to which the Fund will be liquidated (the “Liquidation”) on or about December 20, 2024 (“Liquidation Date”).

Effective December 5, 2024, the Fund will be closed to new investors and additional investor deposits, except that purchases will continue to be accepted for defined contribution and defined benefit retirement plans, the Fund will continue to accept payroll contributions and other types of purchase transactions from both existing and new participants in such plans, and the Fund will allow reinvestment of distributions from existing shareholders. Investors should note that the Fund’s investments will be sold in anticipation of the Liquidation and may be sold in advance of December 5, 2024.

At any time prior to the Liquidation Date, shareholders may redeem or exchange their shares of the Fund for shares of the same class of any other Virtus Mutual Fund. There will be no fee or sales charges associated with exchange or redemption requests.

Prior to the Liquidation Date, the Fund will begin engaging in business and activities for the purposes of winding down the Fund’s business affairs and transitioning some or all of the Fund’s portfolio to cash and cash equivalents in preparation for the orderly Liquidation and subsequent distribution of its assets on the Liquidation Date. During this transition period, the Fund will no longer pursue its investment objective or be managed in a manner consistent with its investment strategies, as stated in the Prospectuses. This is likely to impact the Fund’s performance. The impending Liquidation of the Fund may result in large redemptions, which could adversely affect the Fund’s expense ratios. Those shareholders who remain invested in the Fund during part or all of this transition period may bear increased brokerage and other transaction expenses relating to the sale of portfolio investments prior to the Liquidation Date.

On the Liquidation Date, any outstanding shares of the Fund will be automatically redeemed as of the close of business, except those shares held in BNY Mellon IS Trust Company custodial accounts, which will be exchanged for the same class of shares of Virtus Seix U.S. Government Securities Ultra-Short Bond Fund, with the exception of Institutional Class shares which will be exchanged for Class I shares of Virtus Seix U.S. Government Securities Ultra-Short Bond Fund, and any contingent deferred sales charges will be waived. Shareholders with BNY Mellon IS Trust Company custodial accounts should consult the prospectus for the Virtus Seix U.S. Government Securities Ultra-Short Bond Fund for information about that fund.

The proceeds of any redemption will be equal to the net asset value of such shares after the Fund has paid or provided for all charges, taxes, expenses and liabilities. The distribution to shareholders of these proceeds will occur as soon as practicable and will be made to all Fund shareholders of record at the time of the Liquidation. Additionally, the Fund must declare and distribute to shareholders any undistributed realized capital gains and all net investment income no later than the final Liquidation distribution. To the extent that the Fund has experienced redemptions prior to the date the Fund distributes any realized capital gains and net investment income, the remaining shareholders at the time of the distribution(s) may bear increased tax liability due to receiving a higher proportion of the distribution(s).

Although shareholders are expected to receive proceeds of the Liquidation in cash, proceeds distributed to shareholders may be paid in cash, cash equivalents, or portfolio investments equal to the shareholder’s proportionate interest in the net assets of the Fund (the latter payment method, “in kind”). Shareholders who receive proceeds in kind should expect (i) that the in-kind distribution will be subject to market and other risks, such as liquidity risk, before sale, and (ii) to incur transaction costs, including brokerage costs, when converting the investments to cash.

Because the exchange or redemption of your shares could be a taxable event, we suggest you consult with your tax advisor prior to the Fund’s Liquidation.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VST 8060 NFJ Global Sustainability Fund Liquidation Supplement (11/2024)